UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
_______________________
Date of Report (Date of earliest event reported): October 4, 2016
PLEXUS CORP.
______________________________________________________________________________
(Exact name of registrant as specified in its charter)
Wisconsin                 001-14423                39-1344447
(State or other jurisdiction             (Commission             (I.R.S. Employer
of incorporation)                File Number)             Identification No.)
One Plexus Way, Neenah, Wisconsin              54957
(Address of principal executive offices)         (Zip Code)

Registrant’s telephone number, including area code:
(920) 969-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On October 4, 2016, Plexus Corp. (the "Company") and Plexus Manufacturing Sdn. Bhd. ("Plexus Malaysia") entered into a Master Accounts Receivable Purchase Agreement (the "RPA") with The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch (the "Purchaser").
Pursuant to the RPA, the Company, Plexus Malaysia and one or more additional Plexus subsidiaries that may be designed in the future (each, a "Seller") may sell to the Purchaser up to an aggregate of U.S. $100.0 million in accounts receivable owed to such Sellers by specified customers; each Seller grants the Purchaser a security interest in all of its current and future receivables from such customers. In exchange, the Purchaser pays a purchase price for each purchased receivable equal to the net face value of the receivable less an agreed upon discount. The parties intend that each purchase and sale under the RPA be an absolute and irrevocable transfer constituting a "true sale" for bankruptcy law purposes, without recourse by the Purchaser to any Seller, except under very limited circumstances described in the RPA. The facility represented by the RPA is non-committed, meaning that the Company and each other Seller acknowledge that they have not paid a commitment or comparable fee to the Purchaser, and that the Purchaser does not have a continuing obligation to purchase any receivable from any Seller.
The Purchaser will pay an agreed-upon servicing fee to each Seller with respect to each purchased receivable sold by such Seller, consistent with common market practices.
The RPA contains representations, warranties, covenants, and termination events that are customary for factoring transactions of this type.
A copy of the Receivable Purchase Agreement is filed as Exhibit 10.1 to this Current Report Form 8-K and is incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
10.1
Master Accounts Receivable Purchase Agreement between Plexus Corp. and Plexus Manufacturing Sdn. Bhd., and Each Additional Seller Party Hereto From Time to Time as the Sellers, Plexus Corp., as Seller Representative, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as the Purchaser, Dated as of October 4, 2016.

* * * * *

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 7, 2016	PLEXUS CORP.
(Registrant)

By: /s/ Angelo M. Ninivaggi
Angelo M. Ninivaggi
Senior Vice President, Chief Administrative
Officer, General Counsel and Secretary

Plexus Corp.
Exhibit Index
to
Form 8-K, dated October 4, 2016

Exhibit Number	Description
10.1
Master Accounts Receivable Purchase Agreement between Plexus Corp. and Plexus Manufacturing Sdn. Bhd., and Each Additional Seller Party Hereto From Time to Time as the Sellers, Plexus Corp., as Seller Representative, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as the Purchaser, Dated as of October 4, 2016.
Filed herewith.